Investor Conference Call
April 19, 2010
Exhibit 99.1

Safe Harbor Statement
This presentation includes “forward-looking statements” within the meaning of Section 27A of the
Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,”
“estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the
Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, risks related to the following:
❑Increasing competition in the communications industry; and
❑A complex and uncertain regulatory environment.
A further list and description of these risks, uncertainties and other factors can be found in the
Company’s SEC filings which are available online at www.sec.gov, www.shentel.com or on request from the Company. The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors.
Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth. Shentel also uses these financial performance measures to evaluate the performance of its businesses and for budget planning purposes.

Deal Highlights
■ Structured as an asset
 purchase
■ Purchase Price = $148
■ 115 thousand homes
 passed and serves 66
 thousand RGUs
 ▶ 44 thousand video
 customers
 ▶ 21 thousand data
 customers
 ▶ 2 thousand voice
 customers
■ Network
 ▶ 3,200 miles
 ▶ 900 miles of fiber
 ▶ 84% two way
■ Competition
 ▶ No fiber to the home
 ▶ CenturyLink and
 Verizon
 ▶ Satellite providers

Deal Highlights - Continued
■ Operating Income before
 Interest and Depreciation
 ▶ $15.5 before Corporate
 office costs
 ▶ $13.8 after Corporate
 office costs
■ Financing
 ▶ Syndicated debt deal
 ▶ $198m Term Loan
 ▶ $50m Undrawn
 Revolver
 ▶ Oversubscribed at
 more than 150% of
 needs

JBB Acquisition - Rationale
❑ Diversification
❑ Scale
❑ Below Market Penetration
❑ Geographic Fit
❑ Synergies
❑ Leveraging Core Competencies
❑ Coaxial Network

Jet Broadband
Industry
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Video
Internet
Voice

Percent of Homes Passed with Services

SHENTEL

Weston
Glenville
Petersburg
Winchester
Ashburn
Edinburg
Franklin
Charleston
Webster Springs
Summersville
Harrisonburg
Marlinton
Charlottesville
Covington
Beckley
Mullens\Pineville
Richmond
Herndon
Lynchburg
Iaeger
Welch\Northfork
Rustburg/Appomatox
Bedford
Blacksburg
Farmville
Radford
Blackstone\Crewe
Redwood
Keysville
Kenbridge
Wytheville
Lawrenceville
Clarksville
JBB Fiber
Shentel Fiber
Leased Wavelength
IRU Fiber
New Fiber
Headend
IP Hub Site
RF Hub Site
Direct-fed Nodes
Shentel Cable Areas
JBB Cable Areas

JBB Network

51
166
Existing
Combined

25
92
Existing
Combined

161
205
Existing
Combined

75
89
Existing
Combined

Key Operational Metrics - With Acquisition

Pro Forma for Periods Ending December 31, 2009
Cable Homes Passed (in 000’s)
RGUs (in 000’s)
Revenues (in millions)
OIBDA (in millions)

198
33
Existing
Combined

2.2
0.4
Existing
Combined

Level of Debt

Pro Forma for Periods Ending December 31, 2009
Debt (in millions)
Debt to EBITDA Ratio

SHENTEL

Total Capital Expenditures

Wireless
Wireline
Cable
Other
JetBB Acquisition
$29.1
$7.0
$0.2
$8.1
$13.8
$65.6
$9.5
$0.5
$20.0
$45.1
$53.2
$3.5
$13.5
$8.7
$27.5
$52.2
$11.1
$3.1
$12.1
$13.5
$12.4
2007 Actual
2008 Actual
2009 Actual
2010 Estimated

Capital Expenditures by Segment ($ millions)

JBB Execution
❑ Success with Rapid Acquisition
❑ Network Interconnection
❑ Proven Technologies
❑ Similar Demographics
❑ Proximity
❑ Low Regulatory Risk
❑ Strategic Owner Appeal

Q&A